Investments and Commitments	12 Months Ended
Dec. 31, 2012
Schedule of Investments [Abstract]
Investments and Commitments
5.	INVESTMENTS AND COMMITMENTS

On November 30, 2006, the Company entered into a joint venture agreement with Ko Ho Management Ltd. (“Ko Ho”), a Hong Kong based company, with the goal of acquiring business operations in the People’s Republic of China.  Under the terms of this agreement, the Company acquired a 50% interest in Ko Ho via the issuance of 250,000 shares of common stock (valued at $50,000 based on the closing share price on the date of issuance) of the Company and the financing of certain working capital expenses of Ko Ho in the amount of $60,000 over the course of the following 10 months.  Under the terms of the joint venture agreement, the Company has agreed to issue up to an additional 1,000,000 shares of common stock and provide additional financing to a maximum of $250,000 for Ko Ho to acquire existing Chinese corporations.  In addition, the Company has agreed to issue a further 250,000 shares of common stock should certain specified performance goals of Ko Ho be met, and to pay certain professional fees and e-commerce service fees of Ko Ho.

To date, the Company has issued 500,000 shares to Ko Ho pursuant to the terms of the joint venture agreement. No new shares were issued to Ko Ho in 2012.

Since the beginning of 2007, through the partnership with Ko Ho, the Company acquired interests in the following four Chinese companies: Arden Trading Company Ltd., Hongxin Insurance Agency of China, Foshan Foshantong Information Technology Co., Ltd., and Serenity Investments Holdings Corp. The purpose of these investments was to facilitate entry into target markets in the People’s Republic of China by funding the marketing activities of these entities. All these investments were terminated by December 31, 2011 under mutual agreements with the counterparties.